UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2021

ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
530 Seventh Avenue, Suite 2201
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 4, 2021, Zentalis Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan (the “Restated Plan”). The Restated Plan was effective on March 15, 2021, subject to stockholder approval at the Annual Meeting.

The Restated Plan amends and restates the Company’s 2020 Employee Stock Purchase Plan (the “Existing Plan”) and reflects the following material changes to the Existing Plan:

•Increase in the Share Reserve. The Restated Plan provides that the maximum number of shares authorized for issuance under the Restated Plan is 2,000,000 shares.

•Elimination of Evergreen Provision. The Restated Plan eliminates an evergreen provision that provided for an annual increase in the number of shares available for issuance under the Existing Plan on January 1 of each year during the ten-year term of the Existing Plan.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 3 – Approval of the Amendment and Restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 23, 2021. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which was filed as Exhibit 99.1 to the Company’s registration statement on Form S-8, filed with the Commission on March 19, 2021, and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2021, the Company held the Annual Meeting. A total of 33,048,637 shares of common stock were present online or represented by proxy at the meeting, representing approximately 79.99% of the Company’s outstanding common stock as of the April 9, 2021 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Commission on April 23, 2021.

Item 1 — Election of two Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Kimberly Blackwell, M.D.	27,958,774	2,718,767	2,371,096
Enoch Kariuki, Pharm.D.	30,666,578	10,963	2,371,096

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
33,047,291	1,339	7	0

Item 3 — Approval of the amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
30,661,588	15,283	670	2,371,096

Based on the foregoing votes, Kimberley Blackwell, M.D. and Enoch Kariuki, Pharm.D. were elected as Class I Directors, and Items 2 and 3 were approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: June 8, 2021	By:	/s/ Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D.
President and Chief Executive Officer